Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2011
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2010	2011
	$	$
Leasehold improvements	12,164,368	15,982,349
Buildings	3,868,203	6,388,288
Furniture, fixtures and equipment	15,226,064	19,844,348
Motor vehicles	5,162,421	6,914,121

Total	36,421,056	49,129,106
Accumulated depreciation	(15,118,269)	(21,152,883)

Property and equipment, net	21,302,787	27,976,223